TRUEBLUE REPORTS SECOND QUARTER 2023 RESULTS

TACOMA, WASH. - Jul. 24, 2023 -- TrueBlue (NYSE:TBI) today announced its second quarter results for 2023.

Second quarter revenue was $476 million, a decrease of 16 percent compared to revenue of $569 million in the second quarter of 2022. Net loss per diluted share was $0.24 compared to net income per diluted share of $0.72 in the second quarter of 2022. Second quarter adjusted net income1 per diluted share was $0.17 compared to adjusted net income per diluted share of $0.82 in the second quarter of 2022.

Included in the net loss for the second quarter is a non-cash goodwill and intangible asset impairment charge of $9 million after tax or $0.30 per diluted share.

“Our results reflect an environment of softening demand,” said Steve Cooper, CEO of TrueBlue. “Given the tight labor market, clients continue to focus on retaining employees, but they are also increasingly focused on reducing costs. As a result, clients are becoming more selective on which jobs they choose to fill.”

“We maintained pricing discipline in our staffing segments and took additional actions to reduce costs,” said Taryn Owen, President & COO of TrueBlue. “We remain highly engaged with our clients and are well positioned to support their current and future workforce needs.”

2023 Outlook

TrueBlue is providing certain forward-looking information to help investors form their own estimates, which can be found in the quarterly earnings presentation filed today.

Management will discuss second quarter 2023 results on a webcast at 2:30 p.m. PT (5:30 p.m. ET), today, Monday, Jul. 24, 2023. The webcast can be accessed on the Investor Relations section of the TrueBlue website: investor.trueblue.com.

About TrueBlue

TrueBlue (NYSE: TBI) is a leading provider of specialized workforce solutions that help clients achieve business growth and improve productivity. In 2022, TrueBlue connected approximately 611,000 people with work. Its PeopleReady segment offers on-demand, industrial staffing, PeopleScout offers recruitment process outsourcing (RPO) and managed service provider (MSP) solutions, and PeopleManagement offers contingent, on-site industrial staffing and commercial driver services. Learn more at www.trueblue.com.

1 Refer to the financial statements accompanying this release for more information regarding non-GAAP terms.

Forward-looking statements and non-GAAP financial measures

This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (3) our ability to attract and retain clients, (4) our ability to maintain profit margins, (5) our ability to successfully execute on business strategies to further digitalize our business model, (6) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, and (9) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC.

In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this document and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Contact:
Derrek Gafford, Executive Vice President and CFO
253-680-8214

TRUEBLUE, INC.
SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	13 weeks ended		26 weeks ended
(in thousands, except per share data)	Jun 25, 2023	Jun 26, 2022	Jun 25, 2023	Jun 26, 2022
Revenue from services	$475,588	$569,253	$940,876	$1,120,768
Cost of services	345,097	410,722	687,272	822,392
Gross profit	130,491	158,531	253,604	298,376
Selling, general and administrative expense	121,282	122,034	243,927	242,602
Depreciation and amortization	6,280	7,245	12,691	14,532
Goodwill and intangible asset impairment charge	9,485	—	9,485	—
Income (loss) from operations	(6,556)	29,252	(12,499)	41,242
Interest and other income (expense), net	578	(110)	1,592	395
Income (loss) before tax expense	(5,978)	29,142	(10,907)	41,637
Income tax expense	1,345	5,129	705	7,105
Net income (loss)	$(7,323)	$24,013	$(11,612)	$34,532

Net (loss) income per common share:
Basic	$(0.24)	$0.73	$(0.37)	$1.04
Diluted	$(0.24)	$0.72	$(0.37)	$1.02

Weighted average shares outstanding:
Basic	30,966	32,707	31,629	33,318
Diluted	30,966	33,149	31,629	33,832

TRUEBLUE, INC.
SUMMARY CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	Jun 25, 2023	Dec 25, 2022
ASSETS
Cash and cash equivalents	$49,653	$72,054
Accounts receivable, net	267,949	314,275
Other current assets	36,232	43,883
Total current assets	353,834	430,212
Property and equipment, net	100,277	95,823
Restricted cash and investments	206,106	213,734
Goodwill and intangible assets, net	98,210	109,989
Other assets, net	166,430	169,650
Total assets	$924,857	$1,019,408

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and other accrued expenses	$48,555	$76,644
Accrued wages and benefits	82,961	92,237
Current portion of workers’ compensation claims reserve	44,840	50,005
Other current liabilities	22,847	23,989
Total current liabilities	199,203	242,875
Workers’ compensation claims reserve, less current portion	186,271	201,005
Other long-term liabilities	85,338	79,213
Total liabilities	470,812	523,093
Shareholders’ equity	454,045	496,315
Total liabilities and shareholders’ equity	$924,857	$1,019,408

TRUEBLUE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	26 weeks ended
(in thousands)	Jun 25, 2023	Jun 26, 2022
Cash flows from operating activities:
Net income (loss)	$(11,612)	$34,532
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	12,691	14,532
Goodwill and intangible asset impairment charge	9,485	—
Provision for credit losses	2,408	2,572
Stock-based compensation	5,294	4,487
Deferred income taxes	(22)	2,117
Non-cash lease expense	6,249	6,518
Other operating activities	(1,099)	6,752
Changes in operating assets and liabilities:
Accounts receivable	43,915	12,524
Income taxes receivable and payable	(3,039)	(3,549)
Other assets	15,053	(8,486)
Accounts payable and other accrued expenses	(26,968)	(10,629)
Accrued wages and benefits	(9,277)	(14,638)
Workers’ compensation claims reserve	(19,899)	11,404
Operating lease liabilities	(6,295)	(6,441)
Other liabilities	3,980	1,407
Net cash provided by operating activities	20,864	53,102
Cash flows from investing activities:
Capital expenditures	(15,738)	(13,992)
Payments for company-owned life insurance	(2,347)	—
Purchases of restricted held-to-maturity investments	(9,955)	(4,950)
Maturities of restricted held-to-maturity investments	15,613	17,826
Net cash used in investing activities	(12,427)	(1,116)
Cash flows from financing activities:
Purchases and retirement of common stock	(34,200)	(60,939)
Net proceeds from employee stock purchase plans	509	536
Common stock repurchases for taxes upon vesting of restricted stock	(2,514)	(4,132)
Other	(91)	(147)
Net cash used in financing activities	(36,296)	(64,682)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(20)	(494)
Net change in cash, cash equivalents, and restricted cash	(27,879)	(13,190)
Cash, cash equivalents and restricted cash, beginning of period	135,631	103,185
Cash, cash equivalents and restricted cash, end of period	$107,752	$89,995

TRUEBLUE, INC.
SEGMENT DATA
(Unaudited)

	13 weeks ended
(in thousands)	Jun 25, 2023	Jun 26, 2022
Revenue from services:
PeopleReady	$275,318	$317,943
PeopleScout	59,710	89,372
PeopleManagement	140,560	161,938
Total company	$475,588	$569,253

Segment profit (1):
PeopleReady	$8,158	$20,325
PeopleScout	8,817	20,593
PeopleManagement	2,250	4,228
Total segment profit	19,225	45,146
Corporate unallocated expense	(8,215)	(6,531)
Total company Adjusted EBITDA (2)	11,010	38,615
Third-party processing fees for hiring tax credits (3)	(110)	(162)
Amortization of software as a service assets (4)	(952)	(699)
Goodwill and intangible asset impairment charge	(9,485)	—
PeopleReady technology upgrade costs (5)	(174)	(1,748)
Other adjustments, net (6)	(565)	491
EBITDA (2)	(276)	36,497
Depreciation and amortization	(6,280)	(7,245)
Interest and other income (expense), net	578	(110)
Income (loss) before tax expense	(5,978)	29,142
Income tax expense	(1,345)	(5,129)
Net income (loss)	$(7,323)	$24,013
(1)We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.
(2)See the Non-GAAP Financial Measures table on the next page for definitions of EBITDA and Adjusted EBITDA.
(3)These third-party processing fees are associated with generating hiring tax credits.
(4)Amortization of software as a service assets is reported in selling, general and administrative expense.
(5)Costs associated with upgrading legacy PeopleReady technology.
(6)Other adjustments for the 13 weeks ended June 25, 2023 primarily include workforce reduction costs of $0.6 million ($0.2 million in cost of services and $0.4 million in selling, general and administrative expense). Other adjustments for the 13 weeks ended June 26, 2022 primarily include a benefit of $1.4 million from forfeited stock awards associated with the CEO transition that were expensed in prior years, partially offset by $0.8 million of costs incurred while transitioning to a new third party administrator for workers’ compensation.

TRUEBLUE, INC.
NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net income and Adjusted net income per diluted share
Net income (loss) and net income (loss) per diluted share, excluding:
–amortization of intangibles,
–amortization of software as a service assets,
–goodwill and intangible asset impairment charge,
–accelerated depreciation,
–PeopleReady technology upgrade costs,
–other adjustments, net, and
–tax effect of each adjustment to U.S. GAAP.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

EBITDA and Adjusted EBITDA
EBITDA excludes from net income (loss):
–income tax expense,
–interest expense and other income, net, and
–depreciation and amortization.

Adjusted EBITDA, further excludes:
–third-party processing fees for hiring tax credits,
–amortization of software as a service assets,
–goodwill and intangible asset impairment charge,
–PeopleReady technology upgrade costs,
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

Adjusted SG&A expense
Selling, general and administrative expense excluding:
–third-party processing fees for hiring tax credits,
–amortization of software as a service assets,
–PeopleReady technology upgrade costs,
–other adjustments, net.
–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

1.RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE
(Unaudited)

	13 weeks ended
(in thousands, except for per share data)	Jun 25, 2023	Jun 26, 2022
Net income (loss)	$(7,323)	$24,013
Amortization of intangible assets	1,274	1,495
Amortization of software as a service assets (1)	—	699
Goodwill and intangible asset impairment charge	9,485	—
Accelerated depreciation (2)	—	540
PeopleReady technology upgrade costs (3)	174	1,748
Other adjustments, net (4)	565	(491)
Tax effect of adjustments to net income (loss) (5)	1,203	(749)
Adjusted net income	$5,378	$27,255

Adjusted net income per diluted share	$0.17	$0.82

Diluted weighted average shares outstanding	31,185	33,149

Margin / % of revenue:
Net income (loss)	(1.5)%	4.2%
Adjusted net income	1.1%	4.8%
2.RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(Unaudited)

	13 weeks ended
(in thousands)	Jun 25, 2023	Jun 26, 2022
Net income (loss)	$(7,323)	$24,013
Income tax expense	1,345	5,129
Interest and other (income) expense, net	(578)	110
Depreciation and amortization	6,280	7,245
EBITDA	(276)	36,497
Third-party processing fees for hiring tax credits (6)	110	162
Amortization of software as a service assets (1)	952	699
Goodwill and intangible asset impairment charge	9,485	—
PeopleReady technology upgrade costs (3)	174	1,748
Other adjustments, net (4)	565	(491)
Adjusted EBITDA	$11,010	$38,615

Margin / % of revenue:
Net income (loss)	(1.5)%	4.2%
Adjusted EBITDA	2.3%	6.8%

3.RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE
(Unaudited)

	13 weeks ended
(in thousands)	Jun 25, 2023	Jun 26, 2022
Selling, general and administrative expense	$121,282	$122,034
Third-party processing fees for hiring tax credits (6)	(110)	(162)
Amortization of software as a service assets (1)	(952)	(699)
PeopleReady technology upgrade costs (3)	(174)	(1,748)
Other adjustments, net (4)	(390)	491
Adjusted SG&A expense	$119,656	$119,916

% of revenue:
Selling, general and administrative expense	25.5%	21.4%
Adjusted SG&A expense	25.2%	21.1%

(1)Amortization of software as a service assets is reported in selling, general and administrative expense. Note, amortization of software as a service assets was included as an adjustment to net income during transitory periods ending with fiscal 2022 and is only considered an adjustment to EBITDA going forward to be consistent with the treatment of depreciation and amortization.

(2)Accelerated depreciation for the existing systems being replaced by the upgraded PeopleReady technology platform.

(3)Costs associated with upgrading legacy PeopleReady technology.

(4)Other adjustments for the 13 weeks ended June 25, 2023 primarily include workforce reduction costs of $0.6 million ($0.2 million in cost of services and $0.4 million in selling, general and administrative expense). Other adjustments for the 13 weeks ended June 26, 2022 primarily include a benefit of $1.4 million from forfeited stock awards associated with the CEO transition that were expensed in prior years, partially offset by $0.8 million of costs incurred while transitioning to a new third party administrator for workers’ compensation.

(5)Total tax effect of each of the adjustments to U.S. GAAP net income using the effective income tax rate for the respective periods.

(6)These third-party processing fees are associated with generating hiring tax credits.